Dividends	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Dividends
44	Dividends
No
dividend has been paid by the Company during each of the years ended December 31, 2019, 2020 and 2021. On November 8, 2021, the Company’s board of directors approved an annual cash dividend policy. Under the policy, starting from 2022, the Company will declare and distribute a recurring cash dividend at an amount range from 20% -40% of the consolidated net profit in the previous fiscal year. Whether to make dividend distributions and the exact amount of such distributions in any particular year will be based upon the Company’s operations and earnings, cash flow, financial condition and other relevant factors, and subject to adjustment and determination by the board of directors.